UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(b) The final results of voting on each of the matters submitted to a vote of shareowners of Interstate Power and Light Company (“IPL”) by written consent action on May 17, 2012 in lieu of annual meeting of shareowners are as follows. Alliant Energy Corporation voted all of the 13,370,788 outstanding shares of common stock of IPL in favor of and approved (1) the election of Patrick E. Allen and Patricia L. Kampling as directors for terms expiring in 2014 and Ann K. Newhall, Dean C. Oestreich and Carol P. Sanders as directors for terms ending 2015, and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2012. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interstate Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE POWER AND LIGHT COMPANY

Date: May 18, 2012	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President and Chief Financial Officer

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